NUVEEN CLOSED-END FUNDS

SUPPLEMENT DATED APRIL 15, 2014

TO PROSPECTUSES

Nuveen Energy MLP Total Return Fund

Prospectus dated April 7, 2014

Nuveen Real Estate Income Fund

Prospectus dated March 14, 2014

Nuveen Enhanced Municipal Value Fund

Prospectus dated April 11, 2014

Nuveen Municipal High Income Opportunity Fund

Prospectus dated February 5, 2014

Nuveen New Jersey Investment Quality Municipal Fund, Inc.

Prospectus dated August 2, 2013, as supplemented April 7, 2014

Nuveen New Jersey Premium Income Municipal Fund, Inc.

Prospectus dated August 2, 2013, as supplemented April 7, 2014

Nuveen Virginia Premium Income Municipal Fund

Prospectus dated October 7, 2013

Nuveen Texas Quality Income Municipal Fund

Prospectus dated June 28, 2013

Nuveen California Quality Income Municipal Fund, Inc.

Prospectus dated June 5, 2013, as supplemented February 25, 2014

Nuveen California Municipal Value Fund, Inc.

Prospectus dated June 25, 2013

Nuveen California Investment Quality Municipal Fund, Inc.

Prospectus dated June 25, 2013, as supplemented February 25, 2014

Nuveen California Performance Plus Municipal Fund, Inc.

Prospectus dated June 10, 2013, as supplemented February 25, 2014

Nuveen Select Tax-Free Income Portfolio

Prospectus dated June 19, 2013

Nuveen Select Tax-Free Income Portfolio 2

Prospectus dated June 19, 2013

Nuveen Select Tax-Free Income Portfolio 3

Prospectus dated June 19, 2013

Nuveen Credit Strategies Income Fund

Prospectus dated December 2, 2013

Nuveen California AMT-Free Municipal Income Fund

Prospectus dated June 10, 2013, as supplemented November 8, 2013

Nuveen Short Duration Credit Opportunities Fund

Prospectus dated November 26, 2013

Nuveen California Select Quality Municipal Fund, Inc.

Prospectus dated June 10, 2013, as supplemented February 25, 2014

Nuveen California Dividend Advantage Municipal Fund

Prospectus dated May 29, 2013, as supplemented November 8, 2013

On April 14, 2014, TIAA-CREF, a national financial services organization, announced that it had entered into an agreement (the “Purchase Agreement”) to acquire Nuveen Investments, Inc., the parent company of Nuveen Fund Advisers, LLC (“NFAL”), the investment adviser of the Nuveen closed-end funds (the “Funds”). The transaction is expected to be completed by the end of the year, subject to customary closing conditions, including obtaining necessary fund and client consents sufficient to satisfy the terms of the Purchase Agreement and obtaining customary regulatory approvals. There can be no assurance that the transaction described above will be consummated as contemplated or that necessary conditions will be satisfied.

The consummation of the transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940) of the investment management agreements between the Funds and NFAL and the investment sub-advisory agreements between NFAL and each Fund’s sub-adviser or sub-advisers, and will result in automatic termination of each agreement. It is anticipated that the Board of Directors/Trustees of the Funds (the “Board”) will consider a new investment management agreement with NFAL and investment sub-advisory agreements with each sub-adviser. If approved by the Board, the new agreements will be presented to the Funds’ shareholders for approval, and, if so approved by shareholders, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction is not expected to result in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

TIAA-0414